                                                                   EXHIBIT 10.9


                                    GUARANTY

DATE:               As of June 17, 1999

OBLIGOR: COASTAL COMMUNITY GROUP, INC., a Florida corporation, whose address is at 255 Palm Avenue, Miami Beach, Florida 33139

OBLIGEE: BUSHMANS' INC., a Wisconsin corporation, whose address is at P.O. Box 8, Highway 66, East, Rocholt, Wisconsin 54473.

NOTE: That certain Promissory Note dated as of March 18, 1999 made by Obligor in favor of Obligee in the original principal sum of $350,000.00.

DEBT: A debt in the original principal amount of the Note, from Obligee to Obligor.

DEBT
DOCUMENTS:          The Note and all other documents which evidence or secure
                    the Debt.

GUARANTOR:          JEROME J. BUSHMAN, an individual, whose address is P.O. Box
                    11, Golloway, Wisconsin 54432.


     In consideration of the sum of Ten Dollars ($10.00) cash in hand paid and other valuable considerations, as well as for the purpose of seeking to induce Obligee to extend credit to Obligor, Guarantor, does hereby agree as follows:

     1. Guarantor hereby guarantees to the Obligee, its successors and assigns:
(a) the full and prompt payment when due of any and all indebtedness of Obligor to Obligee, whether now or hereafter due or arising, including, without limitation, principal, interest and any other amounts due or to become due, whether by acceleration or otherwise, under the Note or any of the Debt Documents, all costs of collection, including reasonable attorney's fees, whether incurred in connection with collection, trial, appeal or otherwise, all other amounts which Obligor is obligated to pay Obligee under any instruments evidencing, relating to or securing any indebtedness of Obligor to Obligee, and any documentary stamp tax (including interest and penalties, if any) determined to be due in connection with any promissory notes executed by Obligor in favor of Obligee; and (b) the performance of any and all obligations of Obligor under the Note and the other Debt Documents.

     2. Guarantor agrees that this Guaranty may be enforced by the Obligee against it without the necessity at any time of having recourse to the Note, and Guarantor hereby waives the right to require the Obligee to proceed against Obligor or any other person or any other property, or to require the Obligee to pursue any other remedy or enforce any right. Guarantor further agrees that nothing contained herein shall prevent the Obligee from suing on the Note or from exercising any other rights available to it under the Note or any of the Debt Documents, and the exercise of any of the aforesaid rights shall not constitute a discharge of Guarantor's obligations hereunder, it being the purpose and intent of the Guarantor that the Guarantor's obligations hereunder shall be absolute, irrevocable, independent, unconditional and continuing, under any and all circumstances. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Obligor or by reason of Obligor's bankruptcy, insolvency, reorganization, dissolution or by any discharge of Obligor's obligations resulting from any bankruptcy or insolvency proceeding or otherwise.

     3. All claims and indebtedness, if any, of the Guarantor against Obligor shall be subordinate to any instrument securing payment of the indebtedness evidenced by the Note and to the claim of the Obligee under the Note and the Debt Documents.

     4. Guarantor hereby agrees to pay and reimburse the Obligee for all costs and attorneys' fees which the Obligee may expend or incur in the enforcement of any of Obligor's obligations under the Note or any of the Debt Documents, and/or in the enforcement of this Guaranty.

     5. The obligations of the Guarantor shall be binding upon its and their heirs, executors, administrators, personal representatives, successors and assigns, and shall inure to the benefit of the Obligee and its successors and assigns. Without limiting the generality of the foregoing, the Obligee (or its successors and assigns) may from time to time and without notice to the undersigned, assign any or all of its rights under this Guaranty without in any way affecting or diminishing the obligations of the Guarantor hereunder, who shall continue to remain bound by and obligated to perform under and with respect to this Guaranty as though there had been no such assignment.

     6. If all or any portion of any provision of this Guaranty is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions hereof shall continue in full force and effect.

     7. Without limitation of any of the provisions hereof, no payments by Guarantor under any provision of this Guaranty shall entitle Guarantor, by subrogation or otherwise, to the rights of the Obligee, to any payment by Obligor or to any payment from or rights in any applicable lands, title insurance, indemnities or other security held by or for the benefit of the Obligee except after payment in full to the Obligee of all amounts owing or which may become owing to the Obligee under or with respect to the Note or any of the other Debt Documents, and all costs, damages, fees and expenses incurred or suffered by it under or by reason of the Debt.

     8. Guarantor further acknowledges and agrees that the Obligee, in its sole discretion, may at any time enter into agreements with Obligor to amend, modify or change any of the Debt Documents, or waive or release any provision or provisions thereof, and with reference thereto, may make and enter into all such agreements as the Obligee may deem proper or desirable, without any notice or further assent from the Guarantor and without in any manner impairing or affecting this Guaranty or any of the Obligee's rights hereunder or any of the Guarantor's obligations hereunder.

     9. Guarantor agrees that if at any time all or any part of any payment at any time received by the Obligee from Obligor or Guarantor under or with respect to this Guaranty is or must be rescinded or returned by the Obligee for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of such person or entity) then such person's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt by the Obligee, and the Guarantor's obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment to the Obligee had never been made.

     10. All of the obligations of the undersigned, and all of the rights of the Obligee under this Guaranty are cumulative.

     11. Time is of the essence of this Guaranty as to the performance of the undersigned and the Obligor.

     12. This Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing signed by the Obligee and Guarantor.

     13. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Florida without regard to principles of conflict of laws.

     14. With respect to any claim arising out of or in any way relating to this Guaranty, Guarantor unconditionally and irrevocably (a) submits to the nonexclusive jurisdiction of the state and federal courts of the State of Florida sitting in Miami, Florida, (b) waives any objection it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in any such court, (c) waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (d) waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over it.

     15. Any notices which Guarantor or the Obligee may desire to give hereunder or otherwise shall be in writing and shall be deemed to have been given when personally delivered or sent by United States registered or certified mail, return receipt requested and addressed, in the case of the Guarantor, to the address set forth above under its name; and, in the case of the Obligee to the address set forth above or to such other address as the party to be served with notice may have furnished to the other party as a place designated for the service of notice. Any notice given in accordance with the foregoing shall be deemed given when delivered personally or, if mailed, five (5) days after it shall have been deposited in the United States mails, as aforesaid. Nothing herein shall be construed as a requirement that Obligee give any notice hereunder.

     16. Notwithstanding anything to the contrary contained in this Guaranty or in the Note or any of the other Debt Documents, it is the intent of the parties that any interest for which the

Guarantor is obligated hereunder shall not exceed the maximum amount of interest permitted to be enforced against the Guarantor under the governing law specified above.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this instrument as of the date first above written.



Signed, sealed and delivered
in the presence of:                              GUARANTOR:



/s/ Suzanne Kekar                                /s/ Jerome J. Bushman
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Print Name: Suzanne Kekar                        JEROME J. BUSHMAN
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